UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2001
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                           J.A.B. International, Inc.
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               (Exact Name of Company as specified in its charter)

Nevada                                000-12761                88-0180496
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(State or other Jurisdiction       (Commission           (IRS Employer
of Incorporation)                       File Number)      Identification Number)


                 1013 Fairway Drive, Winter Park, Florida 32792
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                    (Address of principal executive offices)

                                 (407) 629-7373
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                (Issuer's telephone number, including area code)





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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     A. On June 4, 2001, J.A.B. International, Inc. ("JAB") acquired 100% of the stock in Gables Company, Inc., a Florida corporation, in exchange for the transfer to Gables Company, Inc. of all personal and real properties, both secured and unsecured, relating to the Brush Creek property in California. As of June 4, 2001, Gables Company, Inc. has had no assets or liabilities or operations since October 1994, therefore JAB is not required to file an amendment to this Form 8-K including such audited financial statements. The Board of Directors has elected to change the name of Gables Company, Inc. to J.A.B. California, Inc. and to change its fiscal year end from December 31 to June 30, to be consistent with J.A.B. International, Inc. fiscal year end.

     B. Purusant to a non-binding letter of intent dated June 7, 2001, J.A.B. acquired the right to purchase certain mineral properties located in Zacatccas, Mexico.

     C. Pursuant to the unanimous written consent of the Board of Directors of J.A.B. dated June 1, 2001, the Board authorized the creation or the acquisition of subsidiaries to hold mining properties. On June 13, 2001, the following documents were filed with the Florida Department of State:

          a.   Articles of Incorporation for J.A.B. Central Africa, Inc.;
          b.   Articles of Incorporation for J.A.B. Honduras, Inc.; and
          c.   Articles of Incorporation for J.A.B. Mexico, Inc.

On or about June 14, 2001, JAB was issued 100% of the stock in each of these new corporation.

     D. On or about June 14, 2001, the following acquisitions or dispositions of assets were commenced:

          a. JAB transferred to J.A.B. Central Africa, Inc. all of the assets comprising its mining operations in Central Africa, including all permits related thereto.
          b. JAB transferred to J.A.B. Honduras, Inc. all of its assets comprising the "Esperanza Gold Project," a 49,000 acre placer gold mine located in Southeastern Honduras.
          c. JAB assigned to J.A.B. Mexico, Inc. its rights to acquire certain mineral properties located in Zacatccas, Mexico.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifing Accountant.

         Not applicable.

Item 5.  Other Events and Regulstion FD Disclosure.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.




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Item 7.  Financial Statements and Exhibits.

         Exhibits
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Exhibit 3(i).2 - Articles of Incorporation for J.A.B. Central Africa, Inc.

Exhibit 3(i).3 - Articles of Incorporation for J.A.B. Honduras, Inc.

Exhibit 3(i).4 - Articles of Incorporation for J.A.B. Mexico, Inc.

Exhibit 3(ii).2 - Bylaws for J.A.B. Central Africa, Inc.

Exhibit 3(ii).3 - Bylaws for J.A.B. Honduras, Inc.

Exhibit 3(ii).4 - Bylaws for J.A.B. Mexico, Inc.


Item 8.  Change in Fiscal Year.

        Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 J.A.B. International, Inc.

Date:    June 21, 2001

                                 By:      /s/ Jefferson A. Bootes
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                                          Jefferson A. Bootes, President